UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

Marketfield Fund

Annual Report

December 31, 2011

Investment Adviser

Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017
www.marketfield.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	9

INVESTMENT HIGHLIGHTS	10

SCHEDULE OF INVESTMENTS	12

SCHEDULE OF SECURITIES SOLD SHORT	16

SCHEDULE OF OPTIONS WRITTEN	17

SCHEDULE OF OPEN FUTURES CONTRACTS	17

STATEMENT OF ASSETS AND LIABILITIES	18

STATEMENT OF OPERATIONS	19

STATEMENT OF CHANGES IN NET ASSETS	20

FINANCIAL HIGHLIGHTS	21

NOTES TO FINANCIAL STATEMENTS	22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	32

NOTICE OF PRIVACY POLICY & PRACTICES	35

ADDITIONAL INFORMATION	36

Annual Commentary 2011

Dear Shareholders:

For the one year period ended December 31, 2011, Marketfield Fund provided a total return of 3.70%, slightly higher than most domestic equity indices.  The greatest specific contributors to our returns were short positions in emerging market indices and global financial stocks.  A substantial long position in long-term U.S. Treasury bonds also contributed to our results, and acted as an effective hedge against the long side of the equity portfolio during the worst of the summer turmoil.  Given that the markets generally adhered to the thematic outcomes that we expected a year ago, the results were somewhat disappointing.

When all was said and done, most popular expectations of market and macroeconomic conditions over the past year proved mistaken.  Directional correlations across markets that arose on a daily basis did not, as suggested by much of the commentary, result in a simple sorting of all assets into either “risk on” or “risk off” baskets.  In actuality, the annual dispersion of results among asset types that appeared correlated on a short-term basis was as wide as anything we have seen in decades.  The erratic distribution was reflected in the results of professional money managers, particularly in the hedge fund and unconstrained categories.

The U.S. markets, widely touted as the most dangerous a year ago, provided returns that ranged from acceptable to, in the case of treasury bonds, spectacular.  Emerging markets, high on nearly everyone’s list of favored venues, ranged from disappointing to disastrous.  Commodities were mixed, with gold holding on to good annual gains while broad commodity indices were generally disappointing.

The difficulties presented by the investment environment are, in many ways, unique to this age.  Speculation appears to have eclipsed football (both sorts) as the new international pastime.  Every bit of news from every corner of the Earth is seized upon as a crucial piece of some puzzle that requires resolution by the time the day’s broadcast slot ends.  Markets are being driven into a constant state of frenzy, and participants are right behind.

The noise to signal ratio has gone through the roof, and the general response among investors has been to trade more ardently on the basis of short-term noise.  The availability of unlimited, real time data flows has given rise to a sense that there is significance in the day-to-day or moment-to-moment dislocations.  In fact, these are simply a function of regulatory changes that have made markets less liquid.  We believe the random, daily disorder in market prices has little to do with the fundamental state of business.

The signals that show some longer-term persistence are largely ignored.  That has a great deal to do with the transformation of financial news into a 24-hour reality show, one that needs a story a second to keep ratings up.  Long-term themes that persist in their influence become nothing but boring reruns.  Where no new story exists, one can easily be invented in response to the thousands of data points that appear each day.  “Full of sound and fury, Signifying nothing”, is as apt a description of the daily media and market environment as we have come across.  In the interest of media relations, we omit Macbeth’s preceding line.

Our response to the carnival of news, data, opinion and volatility is to try, as best we can, to maintain a perceptual framework that allows us to keep our distance from the disorder.  In the absence of adequate separation and perspective it is too easy to be pulled into action on the basis of random fluctuations.  With the lack of liquidity resulting in greater and greater local displacements, changing one’s mind according to the market’s most recent twitches can become extremely expensive.

The persistent macroeconomic themes that constitute the basis of our long-term framework are not too different from those that we set forth last year.  We see a structural under-allocation to liquid, domestic assets and an over-affection with alternatives to U.S. equity ownership.  The typical large institution has spent the last several years diversifying away from traditional equity strategies toward increasingly exotic, illiquid and opaque venues.  This is an ex-post response to two serious bear markets within one ten-year period and equity returns, which, in the clarity of a rear view mirror, have been terrible.

Further impelling the flight from U.S. stocks has been their heightened short-term volatility, which has been mistakenly conflated with increased risk.  Illiquid assets have the apparent benefit of not being marked to market on a regular basis, thus eliminating the emotional pressures arising from short-term volatility.  The fact that most of the popular, illiquid alternatives like forest land, commercial real estate, farms and energy properties are trading at substantially higher multiples of cash flow than the broad equity indices has not deterred the inbound flows.

The rear view mirror approach to navigation is particularly widespread in the case of emerging markets.  Their ten-year returns have dwarfed those of nearly all other broad asset categories, and popular enchantment with their secular prospects remains in place despite terrible results in 2011.  This strikes us as the most glaring and potentially dangerous disparity between performance and perception that we see as 2012 begins.

Our concerns about the stability and performance of emerging market assets derive from macroeconomic and market related factors which, when taken together, have the potential to provoke declines on the order of technology stocks from 2000-2002 or real estate related securities from 2007-2009.  What is most striking from the standpoint of sentiment is the degree to which the intermediate declines have been excused by a widespread belief that the long term is so unequivocally promising that any immediate weakness can be ignored.  In the experience of this writer the belief that the long term can justify stubborn adherence in the face of any results to the contrary has been a characteristic of every important, secular peak in the past 40 years.

The “nifty fifty” leaders of the early 1970s were described as “one decision stocks” right up to the decline that saw them give up 60-90% of their values in 1973-1974.  Oil stocks were a third of the entire weighting of the S&P 500 Index when they peaked in 1980 with the widespread belief being that oil prices could only rise over the long term.  “Japan Inc.” was widely regarded as the apogee of human enterprise when the Nikkei was peaking at 40,000.  The first 30% down did nothing to change the consensus view that the long-term story was so compelling as to allow one to ignore any cyclical declines.

Technology and growth stocks began their declines in 2000 amidst a chorus of long-term cheers.  At the same time a popular hypothesis arose, explaining that over the longer run, there was no risk in buying and holding an S&P index fund, since (as of 2000) there were no examples of ten year periods during which there were negative or inadequate total returns.  Buy and hold conquered all.  Until the ensuing ten years.

Few readers need to be reminded of the long-term belief in HPA (house price appreciation, later Negative HPA) that prevailed in the middle of the decade past, and persisted well into the ensuing decline.  By the time it was conceded that there could be something more than a short-term problem, there were no bids.

When an asset type has offered a lifetime worth of investment returns over the course of a decade or less, the popular, institutional and academic responses invariably turn to long-term extrapolation.  After all, one needs a good, thorough and unassailable rationale to advocate allocations to something that has already appreciated by eight or ten times and is beginning to show poor intermediate term results.  Investors’ perceptions of emerging markets appear to have reached the stage of extrapolation ad infinitum in response to poor relative and absolute results in 2011.

The institutional pressures to whistle past the graveyard of an aged uptrend are considerable.  They result from the tendency of global financial service companies to build elaborate and extensive marketing and delivery mechanisms around the assets or strategies that have been the most popular.  It is nearly impossible, from an institutional standpoint, to begin talking down prospects for markets that have so many recent positives to emphasize, markets in which the most money has been made, spent, and where one’s highest paid and most powerful employees work.  Imagine the internal debates that would arise should a major investment bank, having just spent tens of millions of dollars to establish an all-star presence in some important emerging markets region, began hearing its strategy team state publically that said region was looking like a potential long-term problem.  The disincentives to such skepticism would be even greater in a country where a part of the risk had to do with government corruption and where the leaders, who personally controlled which firms could and could not enter their markets, did not take kindly to criticism.

A dangerous sentiment background, in which opinion seems to remain bullish in the face of market action to the contrary is compounded by rapidly deteriorating fundamental and monetary conditions in many developing economies.  These have their roots in the aftermath of the 2008 crisis, which involved very few real economic dislocations in emerging markets (EM).  The fundamental problems centered on U.S. and European property manias and credit instruments linked to them.  As the Federal Reserve addressed the liquidity crisis resulting from the forced liquidations of margined assets and the collapse of Lehman Brothers, the stabilization of world markets allowed for a prompt recovery in emerging market assets, where there had been little fundamental disturbance to work through.

The rapid recovery of markets and economies in the developing world from 2008 on came on top of powerful bull markets that began between 1998 and 2002.  This had the effect of convincing the vast majority of observers that there was a special form of immunity inherent in developing markets.  The steady stream of capital inflows grew into a flood.  Local markets were inundated with capital inflows, which inflated asset prices, currencies and the wealth of those citizens who were in the midst of the inflow streams.  Central banks responded to the steady rise in local exchange rates by increasing liquidity in the hope of slowing currency appreciation and mitigating the strains on export sectors.  All of the elements of a credit and asset price boom were present, along with the seeds of traditional inflation.  Bank lending grew at several times the pace of economic activity, with the attendant relaxation of credit standards.

When asset price inflation finally spilled over into the consumption side of the economy, central banks found themselves between an array of rocks and hard places.  The rapid rise of consumer costs in developing markets was abetted by the investment appetite for commodities as an asset class that had developed during the past cycle.  As portfolio flows into commodities accelerated, partially provoked by quantitative easing (QE2) in the United States, prices followed.  This had a particularly acute effect in emerging market economies, where basic commodity consumption accounts for a much higher proportion of consumer spending (and inflation indices) than in developed markets.

The net effect was to force EM central bankers to reverse course and introduce tightening measures to address the social stresses that were being fueled by inflation.  These measures ranged from traditional banking and money market intervention to what have become known as “macro-prudential” approaches, where specific administrative orders were enacted with the hope of slowing particular sectors and prices.

The combination of monetary tightening, inflated asset prices and the residue of the post 2008 EM credit boom struck us as a dangerous combination.  We have been writing on this topic for about a year, and we still see very little popular agreement with our position, particularly in the preferences of fund investors.

Between the market lows of 2008-2009 and the end of 2011, the most striking feature of the fund flow data has been the relentless preference for non-dollar equity funds, particularly those with emphasis on emerging markets.  In 2011, a year in which the U.S. equity markets have been standouts, more than $140 billion has been withdrawn from equity funds, with all the withdrawals coming from domestic funds (funds focused on foreign stocks have seen small net inflows).

In spite of three years of flows towards EM assets, they have stopped performing and were, over the past year, one of the most disappointing components of any diversified portfolio.

The phenomenon whereby flows continue but price appreciation stops seems contra-logical at first glance.  It is however, illustrative of one of our basic market theorems, namely, that all bull markets end with supply responses.  Faltering demand is never the bête noir of a powerful uptrend.  Human beings do not, with minor exceptions, lose their affection for something that has worked.

What sets investors and speculators on the path toward losing their enthusiasm is that the favorite asset stops appreciating.  It stops appreciating in the face of continuing demand because it reaches a price at which new and expanded supplies are recruited.  Part of the new supply comes naturally in the form of higher price, as the supply demand balance is expressed in monetary terms rather than physical units.  The more telling increase comes from new sources of supply.  This is the soundest indication that prices have reached a behaviorally important level.  It is true in every bull market in all asset types.  An abnormal supply response is the ringing bell.

In the instance of capital markets, the supply response to enthusiastic and persistent demand is very straightforward.  New issuance of securities always rises up to absorb any incremental increase in demand late in bull markets.  With securities, there is normally a larger and more prompt supply response than in less liquid asset types.  Building the additional billions of dollars worth of apartments or homes to take advantage of extraordinarily high prices and profit margins takes a lot longer than putting together road shows and printing prospectuses.

The question of what price level is likely to prompt a terminal supply response in markets is difficult to address in prospect but easy to recognize when it has prompted changed behavior.  The time lapse between a boom of new issuance and the beginning of the ensuing bear market is similarly difficult to predict by rule but more easily identifiable once under way.  The clearest sign is a halt and reversal of prices in the face of continuing robust demand and bullish sentiment.  Failed and withdrawn offerings are another good warning sign.

All of these are clearly present (or recently past) within a number of important emerging markets.  A cursory look at the level of new issuance in emerging market equities and fixed income during the past year tells the supply story with extreme clarity.  It is why, in the face of continuing inflows, prices have actually declined.

Whether the EM bear markets of 2011 will prove transitory or will mark the beginning of painful secular declines remains an open question.  As long as the general level of enthusiasm remains high, we are inclined to treat the sector with the same degree of caution that we expressed with respect to financials and housing sectors five years ago.

From a timing perspective, we hear a great deal of discussion about the fact that EM central banks have now recognized the local weakness and have abandoned their tightening biases and, in many cases, have begun to ease policy.  This is correct, but it has been our experience that central bank policy usually lags markets in both directions, and does not catch up until the cycle that they are trying to address has reached an extreme.  Central bankers tend to start too late and stay too long, which is not surprising given the institutional and bureaucratic nature of their processes.

The continuing risks in emerging markets lead us reluctantly to a mention of Europe, which has become everyone’s favorite risk factor and the presumed breeding ground for all black swans.

From our perspective, European sovereign debt problems are fairly well integrated into market expectations and should not, under any circumstances, present any sort of existential threat to the common currency.

Try as we might, we find it difficult to see why any of the heavily indebted members of the Euro region would choose to abandon the Euro and return to their previous currencies.  There exists an argument that the peripheral Euro countries should revive their own currencies in order to then devalue and reduce the real burden of their external debts.  This is the traditional Latin American playbook, which is simply a messy and roundabout form of default.

If Greece or Italy or Spain really wishes to default, they can do it quite straightforwardly by simply refusing to pay their debts.  There is no need to go through the rigmarole of trying to convert the entire internal monetary system to a new unit of account and then pretending that the conversion of obligations from Euro terms to something new would not constitute an actual default.

The fact that the financial authorities are trying to craft a restructuring of Greek debt in a form that can technically pass as “voluntary” and thereby avoid triggering the credit default swaps written against Greek debt is just another foolish political evasion of the facts.  It is, like all of the political theatre in European financial circles, simply an effort to apportion the pain of real loss that has already occurred.  Whether certain banks or insurance companies are going to have to pay back credit losses to hedge funds that hold swaps against Greece is a political, not economic issue. The question of whether these institutions or others holding different sorts of sovereign debt should be allowed to fail, or be nationalized or be beaten with staves is, likewise, more a matter of politics than economic policy.

Except in the case of an acute monetary contraction brought about by European Central Bank (ECB) failure to act in the face of widespread institutional failures (as was the case in the U.S. eighty years ago), the various paths by which the consequences of sovereign restructurings are distributed will have only specific, rather than general, Euro-wide effects.

In this day and age, the Euro, like all currencies, is nothing more than a convenience.  It fulfills two of the three roles of money as a unit of account and medium of exchange quite well.  The third role of money, as a store of value, is a remnant of ages past, where the purchasing power of money held at money market rates of interest or produced in strictly limited quantities might reasonably be expected to maintain most of its purchasing power over time.

With money market rates at zero and global holdings of cash and near cash at record levels, the store of value function of monetary assets has been replaced by what we would broadly term “investment media”.  These include all assets with the prospect of providing returns that will at least maintain the purchasing power of the original capital over time.  The fact that every asset type within this group involves some degree of nominal risk over and above cash makes for a very uncomfortable environment for those who are averse to the possibility of any loss.

The notion that a current member of the Euro zone would be better off reintroducing local currency volatility into its business, savings and investment formula strikes us as misguided.  In fact, the elimination of exchange rate volatility is one of the few theoretical justifications in the original plan for a common currency that has worked out as planned.

Another mistaken notion that we hear a great deal of is the idea that if a country cannot live up to the fiscal standards of the stronger members of Europe and honor all of its obligations in good order, than it should be expelled from the common currency and forced to go back to seashells or wampum.  This makes little sense from the standpoint of the stronger nations, given that the wide circulation of the common currency is of greatest advantage to those able to enjoy borrowing at the lowest rates.  There has been little disadvantage to the U.S. in the fact that many nations, some with less than pristine financial standing, have effectively chosen to use the dollar as a unit of account and medium of exchange within their own borders.  If and when California cannot handle its debt burden, it is unlikely that it will be forced to abandon the dollar.  It will, however, like Greece or Italy, have to restrain government spending and beg for the support of wealthier states.

From our perspective, European debt markets are working just as they should.  Profligate sovereigns are being weaned forcibly from their borrowing habits by markets, rather than by externally imposed fiat.  The German government ought to thank its lucky stars that it does not have to dictate fiscal policy to its southern neighbors.  The markets are doing it for them.  The best financial disciplinary mechanism involves a cap on borrowing, either de jure or de facto, that acts, in effect, like a strong version of a balanced budget law.  When markets have told you that you may only borrow X amount at Y rate, the arithmetic works back into a structure of budgetary imperatives that can be addressed as each nation sees fit.  If Greece wants to sell the Parthenon, raise taxes, cut the government payroll or merge with Cyprus, all of that is their business.  As long as they realize that the markets have imposed a hard cap on spending that is roughly in line with their receipts plus regional charity, no further external restraints are needed.

A system whereby markets reward responsible fiscal management with low borrowing costs and rein in those unable to control their spending by cutting off access to further credit is exactly what Europe needs if it is to prosper in the longer-term.  As long as markets remain awake to sovereign risks and impose discipline on the wayward members of the European Union (EU), there is no need for new treaties, rules or enforcement mechanisms.

From a practical perspective, it is our sense that the regime change at the ECB and the subsequent extension of term funding for the banking system and a cut in base rates marked a turning point in the systemic crisis.  Removing the immediate threat to bank liquidity has resolved the capital market emergency within the EU.  Forced liquidation of bank assets is a much less ominous threat, and money market rates have begun to reflect the diminished risk.

Countries and businesses within Europe that have behaved responsibly should be in positions to move forward.  The easier monetary conditions arising from the need to save the weak members of the EU will wind up having a greater positive influence on the strongest sectors, which did not need the help in the first place but are best positioned to take advantage of it.

Monetary and credit conditions in the U.S. stand in stark contrast to those arising in emerging markets and Europe during the first three quarters of 2011.  There was little or no private sector credit expansion and no central bank tightening in the United States between 2009 and 2011.  This is a primary factor in the striking outperformance of dollar assets over the past year.  It is a big plus in the relative performance of Dr. Bernanke against most of the rest of the world’s central bankers since the crisis lows of 2008.

In addition to the restraint shown by the Federal Reserve, markets embarked on a dramatic easing path following the rate peaks of early 2011 and the economic softening that followed.  It is important to remember that ten-year rates on U.S. treasuries rose to around 3.50% in early 2011.  Thirty-year yields peaked at around 4.75%.  At those levels, a cyclical slowing of the domestic economy followed, just at the point that many economists were raising forecasts.  At the same time, long-term U.S. bonds were being singled out as the worst possible asset to hold for 2011.

After the higher rates did their traditional job of moderating the economy, long bonds turned out not the worst but the best of all liquid assets on the face of the planet.  Circumstances now seem to have come full circle.

After peaking in the first quarter, long-term rates plunged for most of the year to levels that should prove highly beneficial to important parts of the domestic economy.  The move in ten-year yields from 3.5% to well below 2% will rekindle the credit sensitive sectors of the economy, and should further tip the balance of return away from apparently safe assets to those that can take advantage of nearly free debt capital.

It is our sense that we are beginning another market cycle, with typical early stage leadership in credit cyclicals.  These include some of the worst laggards of the 2009-2011 recovery, including financials, housing and construction related shares.  We have moved the portfolio in the direction of the early cycle sectors, while maintaining short positions mainly in emerging markets.

Global markets always comprise sectors that are improving and sectors that are deteriorating over the longer term.  Changing macroeconomic conditions work to the advantage of certain activities while simultaneously impairing others.  The difficulty in portfolio management is a function of never knowing which side of the equation markets will embrace over the short or intermediate term.  That is why we try to maintain not only thematic but directional diversification, with a part of the portfolio designed to contribute positive returns when certain sectors come under pressure.

In years like 2011, where global markets seemed to change their messages every day about whether the restorative or destructive forces were likely to prevail, a portfolio that carries some exposure on the short side allows for more measured response in the face of pressure, which, in money management and every other aspect of life, is crucial for long-term success.

January 18, 2012
Michael C. Aronstein
President

The information provided herein represents the opinion of the Portfolio Manager and is not intended to be a  forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested; however, a mutual fund investor’s risk is limited to the amount invested in a fund. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Must be preceded or accompanied by a prospectus.

The S&P 500 Index (SPX) is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The securities holdings and volatility of the Fund differ significantly from the stocks that make up the SPX. You cannot invest directly in an index. Japan's Nikkei 225 Stock Average is composed of securities of Japan's top 225 blue-chip companies listed on the Tokyo Stock Exchange. Cash flow is a revenue or expense stream that changes a cash account over a given period.  Correlation is the mutual relation of two or more things.

The Marketfield Fund is distributed by Quasar Distributors, LLC.

MARKETFIELD FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11 – 12/31/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends and interest expense on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Marketfield Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/11	12/31/11	7/1/11 – 12/31/11*
Actual**	$1,000.00	$1,021.10	$12.74
Hypothetical (5% return before expenses)***	$1,000.00	$1,012.60	$12.68

*
Expenses, including dividends and interest expense on short positions, are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Excluding dividends and interest expense on short positions, your actual cost of investing in the Fund would be $7.95.
***	Excluding dividends and interest expense on short positions, your hypothetical cost of investing in the Fund would be $7.93.

MARKETFIELD FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the Adviser’s evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Adviser. The Fund’s allocation of portfolio assets as of December 31, 2011 is shown below.

Allocation of Portfolio Assets
% of Net Assets

Average Annual Total Returns as of December 31, 2011

			Since Inception
	One Year	Three Years	(7/31/07)
Marketfield Fund	3.70%	15.83%	8.00%
S&P 500 Index	2.11%	14.11%	(1.09)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-236-4298. The Fund imposes a 1.00% redemption fee on shares held sixty days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

(continued)

MARKETFIELD FUND
Investment Highlights (continued)
(Unaudited)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Growth of $10,000 Investment

* Inception Date

MARKETFIELD FUND
Schedule of Investments
December 31, 2011

	Shares	Value

COMMON STOCKS 72.61%

Beverage and Tobacco Product Manufacturing 1.13%
Coca-Cola Co. (c)	143,000	$10,005,710

Building Material and Garden Equipment and Supplies Dealers 3.74%
Fastenal Co.	251,000	10,946,110
Home Depot, Inc. (c)	316,000	13,284,640
Sherwin-Williams Co.	101,000	9,016,270
		33,247,020

Chemical Manufacturing 1.83%
Colgate-Palmolive Co. (c)	176,000	16,260,640

Clothing and Clothing Accessories Stores 6.56%
Fast Retailing Co. Ltd. (a)(b)	85,000	15,460,569
Nordstrom, Inc.	256,000	12,725,760
Ross Stores, Inc.	316,000	15,019,480
TJX Companies, Inc. (c)	234,000	15,104,700
		58,310,509

Computer and Electronic Product Manufacturing 2.21%
FANUC Corp. (a)(b)	47,000	7,193,193
Teradata Corp. (a)(c)	257,000	12,467,070
		19,660,263

Construction of Buildings 3.78%
DR Horton, Inc.	857,000	10,806,770
Ryland Group, Inc.	697,000	10,984,720
Toll Brothers, Inc. (a)	578,000	11,802,760
		33,594,250

Couriers and Messengers 1.28%
FedEx Corp. (c)	136,000	11,357,360

Credit Intermediation and Related Activities 1.45%
Wells Fargo & Co.	467,000	12,870,520

Data Processing, Hosting & Related Services 2.29%
Google, Inc. (a)(c)	31,500	20,345,850

Food and Beverage Stores 1.39%
Whole Foods Market, Inc. (c)	177,000	12,315,660

Food Manufacturing 3.59%
Hershey Co.	272,000	16,804,160
HJ Heinz Co. (c)	280,000	15,131,200
		31,935,360

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value

Food Services and Drinking Places 5.45%
Buffalo Wild Wings, Inc. (a)	204,000	$13,772,040
Chipotle Mexican Grill, Inc. (a)	41,000	13,847,340
McDonald’s Corp. (c)	208,000	20,868,640
		48,488,020

General Merchandise Stores 3.87%
Costco Wholesale Corp. (c)	252,000	20,996,640
Tractor Supply Co. (c)	191,000	13,398,650
		34,395,290

Machinery Manufacturing 6.99%
Baker Hughes, Inc. (c)	202,000	9,825,280
Cummins, Inc.	107,000	9,418,140
Gardner Denver, Inc.	123,000	9,478,380
National Oilwell Varco, Inc.	155,000	10,538,450
WW Grainger, Inc. (c)	122,000	22,837,180
		62,097,430

Merchant Wholesalers, Durable Goods 0.57%
Beacon Roofing Supply, Inc. (a)	251,000	5,077,730

Motor Vehicle and Parts Dealers 0.95%
Autonation, Inc. (a)	230,000	8,480,100

Nonmetallic Mineral Product Manufacturing 1.86%
Eagle Materials, Inc.	270,500	6,941,030
USG Corp. (a)	946,000	9,611,360
		16,552,390

Nonstore Retailers 2.42%
Amazon.com, Inc. (a)	72,000	12,463,200
eBay, Inc. (a)(c)	298,000	9,038,340
		21,501,540

Oil and Gas Extraction 2.42%
Apache Corp.	140,000	12,681,200
Continental Resources, Inc. (a)	132,000	8,805,720
		21,486,920

Petroleum and Coal Products Manufacturing 0.97%
ConocoPhillips	118,000	8,598,660

Primary Metal Manufacturing 2.49%
Carpenter Technology Corp. (c)	251,200	12,931,776
Precision Castparts Corp. (c)	56,000	9,228,240
		22,160,016

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2011

	Shares	Value

Professional, Scientific, and Technical Services 3.51%
International Business Machines Corp. (c)	92,000	$16,916,960
Priceline.com, Inc. (a)	30,500	14,265,155
		31,182,115

Rail Transportation 3.46%
Norfolk Southern Corp.	198,000	14,426,280
Union Pacific Corp. (c)	154,000	16,314,760
		30,741,040

Real Estate 0.37%
Zillow, Inc. (a)	146,000	3,282,080

Support Activities for Mining 1.90%
Halliburton Co.	222,000	7,661,220
Schlumberger Limited (a)(b)	135,000	9,221,850
		16,883,070

Support Activities for Transportation 1.22%
CH Robinson Worldwide, Inc. (c)	155,000	10,815,900

Telecommunications 0.69%
AT&T, Inc.	203,000	6,138,720

Textile Product Mills 1.04%
Mohawk Industries, Inc. (a)	155,000	9,276,750

Truck Transportation 3.18%
JB Hunt Transport Services, Inc.	171,000	7,706,970
Landstar System, Inc.	188,000	9,008,960
Old Dominion Freight Line, Inc. (a)(c)	285,000	11,551,050
		28,266,980
TOTAL COMMON STOCKS (Cost $600,705,714)		645,327,893

REAL ESTATE INVESTMENT TRUSTS 1.07%
Rayonier, Inc.	214,000	9,550,820
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,298,123)		9,550,820

EXCHANGE TRADED FUNDS 8.34%
iShares Dow Jones U.S. Home Construction Index Fund	621,500	7,383,420
iShares MSCI Mexico Investable Market Index Fund	305,000	16,396,800
iShares Russell 2000 Index Fund	360,000	26,528,400
SPDR KBW Regional Banking ETF	336,000	8,201,760
SPDR S&P Retail ETF	297,000	15,607,350
TOTAL EXCHANGE TRADED FUNDS (Cost $70,613,380)		74,117,730

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2011

	Contracts	Value

PURCHASED PUT OPTIONS 0.42%
SPDR Dow Jones Industrial Average ETF Trust
Expiration: March, 2012, Exercise Price: $120.00	6,330	$3,703,050
TOTAL PURCHASED PUT OPTIONS (Cost $3,176,566)		3,703,050

	Principal
	Amount

SHORT-TERM INVESTMENTS 6.09%
AIM STIT — Treasury Portfolio	$54,144,443	54,144,443
TOTAL SHORT-TERM INVESTMENTS (Cost $54,144,443)		54,144,443
Total Investments (Cost $737,938,226) 88.53%		786,843,936
Other Assets in Excess of Liabilities 11.47%		101,938,431
TOTAL NET ASSETS 100.00%		$888,782,367

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for short positions.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Securities Sold Short
December 31, 2011

	Shares	Value
Baidu, Inc.	63,000	$7,337,610
Central Fund of Canada Ltd.(1)(2)(3)	794,000	15,562,400
Deutsche Bank AG(2)	61,000	2,309,460
Eaton Vance Corp.	158,000	3,735,120
Franklin Resources, Inc.	156,500	15,033,390
Goldman Sachs Group, Inc.	57,000	5,154,510
Grupo Financiero Galicia SA — ADR(3)	135,000	800,550
HSBC Holdings PLC(2)	152,000	5,791,200
ICICI Bank Ltd.(2)	216,000	5,708,880
iShares FTSE China 25 Index Fund(1)	613,000	21,375,310
iShares MSCI Australia Index Fund(1)	505,000	10,827,200
iShares MSCI Brazil Index Fund(1)	229,000	13,142,310
iShares MSCI EAFE Index Fund(1)	366,000	18,127,980
iShares MSCI Emerging Markets Index Fund(1)	871,000	33,045,740
iShares MSCI Malaysia Index Fund(1)	439,000	5,882,600
iShares MSCI South Africa Index Fund(1)	137,000	8,366,590
Itau Unibanco Holding SA(2)	427,000	7,925,120
Jefferies Group, Inc.	474,000	6,517,500
Legg Mason, Inc.	198,000	4,761,900
Leucadia National Corp.	173,000	3,934,020
Market Vectors Russia ETF(1)	154,000	4,104,100
MetLife, Inc.	95,000	2,962,100
Moody’s Corp.	177,000	5,961,360
Ping An Insurance Group Co.(2)	862,000	5,682,590
Silver Wheaton Corp.(2)	286,000	8,282,560
WisdomTree India Earnings Fund(1)	771,000	12,027,600
Total Securities Sold Short (Proceeds $269,593,358)		$234,359,700

(1)	Exchange-Traded Fund
(2)	Foreign issued security
(3)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Options Written
December 31, 2011

		Contracts	Value

PUT OPTION
SPDR Dow Jones Industrial Average ETF Trust
Expiration: March, 2012, Exercise Price: $120.00		4,000	$1,580,000
			1,580,000
Total Options Written (Premiums received $3,421,904)			$1,580,000

Schedule of Open Futures Contracts
December 31, 2011

	Number	Unrealized
	of Contracts	Settlement	Appreciation/
Description	Sold	Month	(Depreciation)
Gold 100 Oz	130	February-12	$1,930,171
Silver	20	March-12	422,091
Total Futures Contracts Sold			$2,352,262

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at value (cost $737,938,226)	$786,843,936
Deposit for short sales at broker	325,240,856
Receivable for Fund shares issued	14,171,108
Dividends and interest receivable	374,181
Other assets and prepaid expenses	77,036
Total Assets	1,126,707,117

Liabilities
Securities sold short, at value (proceeds $269,593,358)	234,359,700
Written options, at value (premiums received $3,421,904)	1,580,000
Payable to Adviser	977,632
Payable to Custodian	32,846
Payable for Fund shares redeemed	541,417
Payable to affiliates	148,633
Dividends payable on short positions	190,906
Accrued expenses and other liabilities	93,616
Total Liabilities	237,924,750

Net Assets	$888,782,367

Net Assets Consist Of:
Paid-in capital	$814,466,911
Accumulated net investment loss	(15,206)
Accumulated net realized loss	(13,997,733)
Net unrealized appreciation (depreciation) on:
Investments	48,379,226
Foreign currency translation	(5,139)
Futures contracts	2,352,262
Purchased options	526,484
Written options	1,841,904
Securities sold short	35,233,658
Net Assets	$888,782,367

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	63,392,904

Net asset value, redemption price and offering price per share(1)	$14.02

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividend income(1)	$9,203,450
Interest income	262,641
Total Investment Income	9,466,091

Expenses
Advisory fees	9,761,384
Dividends on short positions	4,622,526
Interest expense	1,443,329
Administration fees	452,826
Fund accounting fees	138,704
Custody fees	101,339
Transfer agent fees and expenses	99,326
Federal and state registration fees	94,037
Reports to shareholders	52,044
Audit and tax fees	34,981
Legal fees	16,459
Chief Compliance Officer fees and expenses	8,613
Trustees’ fees and related expenses	7,047
Other expenses	37,040
Total Expenses	16,869,655
Expense Recovery by Adviser (Note 4)	41,523
Net Expenses	16,911,178
Net Investment Loss	(7,445,087)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(12,799,317)
Foreign currency translation	(263,215)
Purchased options	(9,171,879)
Futures contracts closed	7,689,310
Written options	19,664
Short transactions	5,791,234
Net realized loss on Investments	(8,734,203)
Change in net unrealized appreciation (depreciation) on:
Investments	(4,790,663)
Foreign currency translation	5,961
Futures contracts	2,352,262
Purchased options	389,270
Written options	1,841,904
Short transactions	39,106,103
Net Realized and Unrealized Gain on Investments	30,170,634
Net Increase in Net Assets from Operations	$22,725,547

(1) Net of withholding taxes of $143,062 and issuance fees of $1,684.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Changes in Net Assets

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2011	2010
From Operations
Net investment loss	$(7,445,087)	$(916,838)
Net realized gain (loss) from:
Investments	(12,799,317)	4,838,555
Foreign currency translation	(263,215)	(66,398)
Purchased options	(9,171,879)	(2,354,597)
Written options	19,664	509,868
Futures contracts closed	7,689,310	(11,527)
Short transactions	5,791,234	(6,781,479)
Net realized loss on Investments	(8,734,203)	(3,865,578)
Change in net unrealized appreciation (depreciation) on:
Investments	(4,790,663)	39,564,605
Foreign currency translation	5,961	(9,899)
Futures contracts	2,352,262	—
Purchased options	389,270	135,014
Written options	1,841,904	—
Short transactions	39,106,103	(4,144,960)
Net increase in net assets from operations	22,725,547	30,762,344
From Distributions
Net investment income	—	(128,189)
Net realized gain on investments	—	(475,429)
Net decrease in net assets resulting from distributions paid	—	(603,618)
From Capital Share Transactions
Proceeds from shares sold	631,716,375	378,118,813
Net asset value of shares issued in reinvestment
of distributions to shareholders	—	601,755
Payments for shares redeemed*	(199,580,109)	(73,461,286)
Net increase in net assets from capital share transactions	432,136,266	305,259,282
Total increase in net assets	454,861,813	335,418,008
Net Assets:
Beginning of year	433,920,554	98,502,546
End of year	$888,782,367	$433,920,554
Accumulated net investment loss	$(15,206)	$(92,374)

*Net of redemption fees of	$61,195	$18,706

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended
	Year Ended	Year Ended	June 1, 2009 to
	December 31,	December 31,	December 31,		Year Ended		Period Ended
	2011	2010	2009		May 31, 2009		May 31, 2008(1)

Net Asset Value, Beginning of Period	$13.52	$11.84	$10.18		$10.76		$10.00
Income (loss) from
investment operations:
Net investment loss	(0.11)	(0.04)	(0.06)		(0.03)		(0.05)
Net realized and unrealized
gain (loss) on investments	0.61	1.75	1.72		(0.55)		0.81
Total from Investment Operations	0.50	1.71	1.66		(0.58)		0.76
Less distributions paid:
From Net Investment Income	—	(0.01)	—		—		—
From net realized gain on investments	—	(0.02)	—		(0.00	)(7)	—
Total distributions paid	—	(0.03)	—		(0.00	)(7)	—
Paid-in capital from
redemption fees (Note 2)	0.00 (7)	0.00 (7)	0.00	(7)	0.00	(7)	—
Net Asset Value, End of Period	$14.02	$13.52	$11.84		$10.18		$10.76
Total Return(2)	3.70%	14.32%	16.40%		(5.36)%		7.60%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$888,782	$433,921	$98,503		$43,044		$11,684
Ratio of expenses to average net assets:
Before waivers, reimbursements
and recoupments of expenses(3)	2.42%	2.35%	2.58%		2.67%		5.98%
Excluding dividends and interest
expense on short positions	1.55%	1.64%	1.75%		2.24%		5.01%
After waivers, reimbursements
and recoupments of expenses(3)	2.43%	2.46%	2.43	%(4)	2.24%		2.97%
Excluding dividends and interest
expense on short positions	1.56%	1.75%	1.90%		1.81%		2.00%
Ratio of net investment loss
to average net assets:
Before waivers, reimbursements
and recoupments of expenses(3)(5)	(1.06)%	(0.25)%	(1.48	)%(6)	(0.92)%		(4.33)%
After waivers, reimbursements
and recoupments of expenses(3)(6)	(1.07)%	(0.36)%	(1.33	)%(6)	(0.49)%		(1.32)%
Portfolio turnover rate(2)	138.22%	159.31%	78.10%		226.79%		123.43%

(1)	The Fund commenced operations on July 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized for periods less than one year.
(4)	Includes tax expense.
(5)	The net investment loss ratios include dividends and interest expense on short positions.
(6)	The net investment loss ratios include tax expense.
(7)	Rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Notes to Financial Statements
December 31, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Marketfield Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on July 31, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Marketfield Asset Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (the “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Foreign securities are valued at the last current sale price on the principal exchange.  As a result, it is possible that the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time (close of the New York Stock Exchange) but after the close of the primary market or exchange on which the security is traded.  Securities for which market quotations have been materially affected by events occurring before the close of NYSE but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Trust’s Board of Trustees.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. During the year ended December 31, 2011, no securities were transferred into or out of Level 1 or 2.

The following is a summary of the inputs used in valuing the Fund’s investments carried at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$645,327,893	$—	$—	$645,327,893
Real Estate Investment Trusts	9,550,820	—	—	9,550,820
Exchange-Traded Funds	74,117,730	—	—	74,117,730
Total Equity	728,996,443	—	—	728,996,443
Purchased Options	3,703,050	—	—	3,703,050
Short-Term Investments	54,144,443	—	—	54,144,443
Total Investments in Securities	$786,843,936	$—	$—	$786,843,936
Liabilities:
Securities Sold Short	$(234,359,700)	$—	$—	$(234,359,700)
Written Options	(1,580,000)	—	—	(1,580,000)
Total Liabilities	$(235,939,700)	$—	$—	$(235,939,700)
Other Financial Instruments*	$2,352,261	$—	$—	$2,352,261

*	Other financial instruments are futures contracts not reflected in the Schedule of Investments, which are reflected at the unrealized appreciation (depreciation) on the instrument.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities*
Balance as of December 31, 2010	$0
Acquisition/Purchase	—
Sales	—
Realized loss	(25,480)
Change in unrealized appreciation (depreciation)(1)	25,480
Balance as of December 31, 2011	$—

(1) Included in the net change of unrealized appreciation (depreciation) on investment in the Statement of Operations.
*	Reconciliation reflects an investment that has been sold during the year and is no longer held by the Fund.

The Fund may invest in options, futures contracts and options on futures contracts as a principal investment strategy.  Derivatives, such as options, futures contracts and options on futures contracts, may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments.  The Fund may invest in derivatives for hedging purposes, but the investments may not be effective as a hedge against price movements and may limit the potential for growth in the value of Fund shares.  Certain types of derivatives may create leverage insofar as the Fund may receive returns (or suffer losses) that exceed the initial amounts that the Fund invested in connection with the derivatives. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value
Purchased options	Assets, Investments at Value	$3,703,050
Written options	Liabilities, Written Options	1,580,000
Futures contracts	Assets, Deposit for Short
	Sales at Broker	2,352,261
Total		$7,635,311

The effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2011 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased options	Net realized gain (loss) on
	purchased options	$(9,171,879)
Written options	Net realized gain (loss) on
	options contracts closed	19,664
Futures contracts	Net realized gain (loss) on
	futures contracts closed	7,689,310
Total		$(1,462,905)

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased options	Change in net unrealized
	appreciation (depreciation)
	on purchased options	$389,270
Written options	Change in net unrealized
	appreciation (depreciation)
	on written options	1,841,904
Futures contracts	Change in net unrealized
	appreciation (depreciation)
	on futures contracts	2,352,262
Total		$4,583,436

(b)	Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

At December 31, 2011, the Fund’s deposit for short sales at broker was with Barclays Capital Prime Services and Citigroup Global Markets, Inc. (the “Brokers”).  The Adviser determined, based on information available at the time, that the creditworthiness of the Brokers is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate. The Fund’s deposit for short sales at broker was $325,240,856

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

and in excess of the Fund’s liability for securities sold short of $234,359,700. The Fund does not require the Brokers to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statement of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk. The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

Transactions in options written during the year ended December 31, 2011 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	1,400	1,014,328
Options terminated in closing transactions	(1,400)	(1,014,328)
Options exercised	—	—
Options expired	—	—
Outstanding, end of year	—	$—

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	4,660	3,563,918
Options terminated in closing transactions	(660)	(142,014)
Options exercised	—	—
Options expired	—	—
Outstanding, end of year	4,000	$3,421,904

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

(e)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash at least equal to the daily fluctuation of value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. The Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents, or liquid securities, as collateral for the futures contracts. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company (a “RIC”) and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Due to significant non-qualifying income earned by the Fund on its investments in futures on commodities and other financial instruments for the period from June 1, 2009 to December 31, 2009, the Fund failed to qualify as a RIC and was therefore treated as a C corporation. In order to re-qualify as a RIC, the Fund distributed, prior to the end of its first new RIC year, all of its earning and profits accumulated in that non-RIC taxable year. During 2010, the Fund complied with the requirements of subchapter M of the Code necessary to qualify as a RIC in 2010, including distributing earnings and profits accumulated as of December 31, 2009. As such, the Fund met the requirements to qualify as a RIC beginning with its 2010 tax year, and that continues to remain true.

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Due to its C corporation status for the period from June 1, 2009 to December 31, 2009, the Fund was required to distribute its accumulated C corporation profits by the end of 2010 in order to re-establish RIC status for 2010. The amount of accumulated C corporation profits distributed in 2010 was $603,618, all of which was distributed as ordinary income for tax purposes.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held sixty days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The Fund retained redemption fees of $18,706 and $87,546 during the year ended December 31, 2010 and the year ended December 31, 2011, respectively.

(j)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between funds of the Trust or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

Distributions paid to shareholders for the periods ended were as follows:

	Ordinary Income	Long-term Capital Gains
December 31, 2010	$603,618	$—
December 31, 2011	$—	$—

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Tax cost of investments	$740,061,011
Unrealized appreciation	70,725,529
Unrealized depreciation	(23,942,604)
Net unrealized appreciation	46,782,925
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains	27,532,531
Total accumulated gains	$74,315,456

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments and relate primarily to reclassification of the character of total distributable earnings from capital to ordinary:

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

Undistributed Net Investment Income (Loss)	$7,522,255
Accumulated Net Realized Gain (Loss)	$(37,387)
Paid-in Capital	$(7,484,868)

At December 31, 2011, the Fund deferred, on a tax basis, post-October losses of:

Currency	Capital
$15,206)	$2,896,749

At December 31, 2011, the Fund had accumulated net realized capital loss carryover of $3,810,565, $3,247,098 of which will expire on December 31, 2018.  The remaining $563,467 (composed of ST capital losses) will be carried forward indefinitely to offset future realized capital gains.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2011. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2011. At December 31, 2011, tax years that remain open to examination in the Fund’s major tax jurisdictions include the years ended May 31, 2008, May 31, 2009, December 31, 2009, December 31, 2010 and December 31, 2011.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.40% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 30, 2013 and for an indefinite period thereafter at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s total operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses or exrtraordinary or non-recurring expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets (the “Expense Limitation Cap”). Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. During the year ended December 31, 2011, expenses of $41,523 previously waived by the Adviser were recouped by the Adviser.

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter. The Trust’s Chief Compliance Officer is also an employee of U.S. Bancorp Fund Services, LLC. For the year ended December 31, 2011, the Fund was allocated $8,613 of the Trust’s Chief Compliance Officer fee.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended December 31,
	2011	2010
Shares sold	46,200,523	29,637,219
Shares reinvested	—	47,956
Shares redeemed	(14,897,452)	(5,911,862)
Net increase	31,303,071	23,773,313

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2011

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 2011, were $1,194,828,014 and $800,984,751, respectively.

(8)	Recent Tax Law

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted, and the provisions with the Modernization Act are effective for the Fund for the year ended December 31, 2011. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

(9)	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04“Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and

2)
for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Marketfield Fund and,
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marketfield Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 29, 2012

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a private fund managed by the Adviser that has an investment strategy similar to that of the Fund, and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of Michael C. Aronstein, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals, and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees reviewed and discussed the Adviser’s affiliation with Oscar Gruss & Son Incorporated, a broker-dealer that is the Adviser’s parent entity, and determined to continue to request that the Adviser refrain from using Oscar Gruss & Son Incorporated to execute portfolio transactions for the Fund.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the Fund’s performance for the year-to-date, one-year and three-year periods ended July 31, 2011.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (continued)

benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long/short equity funds as constructed by data presented by Morningstar, Inc.  The Trustees also reviewed information on the historical performance of a private fund managed by the Adviser that has an investment strategy similar to that of the Fund.  The Trustees noted that the Fund’s performance for the year-to-date period ended July 31, 2011 was lower than the peer group average and ranked in the third quartile.  The Trustees noted that the Fund outperformed the peer group averages for the one-year and three-year periods ended July 31, 2011, falling within the third quartile and first quartile, respectively.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its peer group of U.S. open-end long/short equity funds, as constructed by data presented by Morningstar, Inc., and the private fund managed by the Adviser that has an investment strategy similar to that of the Fund, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2011 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.40% placed it in the third quartile and was above the peer group average of 1.20%, which fell in the second quartile.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.75% was slightly above the peer group average of 1.73%, with each falling in the third quartile.  The Trustees also compared the fees paid by the Fund to the fees paid by a private fund managed by the Adviser with an investment strategy similar to that of the Fund and noted that the Fund’s total expenses were capped at a lower amount and that the management fees were the same.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser was open to considering breakpoints in the future.  With

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (continued)

respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the execution of trades of portfolio securities through Oscar Gruss & Son Incorporated.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.  However, the Trustees, based on their review of all relevant factors, determined to continue to request that the Adviser refrain from using Oscar Gruss & Son Incorporated to execute portfolio transactions on behalf of the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

MARKETFIELD FUND
NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MARKETFIELD FUND
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of Accounting,	28	Independent Trustee, USA
615 E. Michigan St.		Term; Since	Marquette University (2004–present).		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,			investment company with
Age: 56		2001			two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	28	Independent Trustee, USA
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,			investment company with
Age: 55		2001			two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing Director,	28	Independent Trustee,
615 E. Michigan St.		Term; Since	Chief Administrative Officer (“CAO”)		Gottex Multi-Asset
Milwaukee, WI 53202		October 23,	and Chief Compliance Officer (“CCO”),		Endowment Fund complex
Age: 68		2009	Granite Capital International Group,		(three closed-end
			L.P. (an investment management firm)		investment companies);
			(1994–2011); Vice President, Secretary,		Independent Trustee,
			Treasurer and CCO of Granum Series		Gottex Multi-Alternatives
			Trust (an open-end investment company)		Fund complex (three
			(1997–2007); President, CAO and CCO,		closed-end investment
			Granum Securities, LLC (a broker-dealer)		companies); Independent
			(1997–2007).		Manager, Ramius IDF,
LLC (a closed-end
investment company).

MARKETFIELD FUND
Additional Information (continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President, U.S. Bancorp	28	Trustee, Buffalo Funds
615 E. Michigan St.	President	Term; Since	Fund Services, LLC (1994–present).		(an open-end investment
Milwaukee, WI 53202	and Trustee	August 22,			company with ten
Age: 49		2001			portfolios); Trustee, USA
MUTUALS (an open-end
investment company with
two portfolios).

John Buckel	Vice President,	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 10,	(2004–present).
Age: 54	Accounting	2008 (Vice
	Officer	President);
Since
September 10,
2008
(Treasurer)

Robert M. Slotky	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Chief	Term; Since	Fund Services, LLC (2001–present).
Milwaukee, WI 53202	Compliance	January 26,
Age: 64	Officer and	2011
Anti-Money
Laundering
Officer

Rachael A. Spearo	Secretary	Indefinite	Vice President and Legal Compliance	N/A	N/A
615 E. Michigan St.		Term; Since	Officer, U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 15,	LLC (2004–present).
Age: 32		2005

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2002–present).
Milwaukee, WI 53202		January 10,
Age: 37		2008

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2008–present).
Milwaukee, WI 53202		July 21,
Age: 29		2011

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-236-4298. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-888-236-4298, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

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MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$25,750	$25,000
Audit-Related Fees	0	0
Tax Fees	$4,880	$4,900
All Other Fees	$2,250	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ Joseph Neuberger
Joseph Neuberger, President

Date 3/6/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joseph Neuberger
Joseph Neuberger, President

Date 3/6/2012

By (Signature and Title)* /s/ John Buckel
John Buckel, Treasurer

Date 3/6/2012

* Print the name and title of each signing officer under his or her signature.